Exhibit 99.1

AMIH Subsidiary EPIQ Scripts Receives

Pharmacy License with Texas State Board of Pharmacy

Dallas, Texas – June 16, 2022 – American International Holdings Corp. (OTCQB: AMIH)(“AMIH” or the “Company”), a diversified holding company that develops, acquires and operates technology-based health and wellness companies, is pleased to announce that its subsidiary, EPIQ Scripts, LLC (“EPIQ Scripts”), has received a pharmacy license from the Texas State Board of Pharmacy (“TSBP”).

In addition to obtaining a pharmacy license from the TSBP, EPIQ Scripts has also obtained its National Provider Identifier (NPI) number and is now a member of the National Council for Prescription Drug Programs (NCPDP), a standards development organization.

EPIQ Scripts plans to operate as an online mail-order compounding pharmacy, with a specific target to service and support telehealth and telemedicine companies, and their respective customers and patients, that have been rapidly entering into the market.

According to a July 2021 report by All The Research, the Global Online Pharmacy market was valued at $68.2 billion in 2020, and it is expected to reach $202.3 billion by 2027, a compounded annual growth rate (CAGR) of 16.8%. All The Research expects the growth of the online pharmacy market to be attributed to a rise in the number of internet consumers, increased access to online services, increased government support with favorable polices, and the growing execution of e-prescriptions in healthcare facilities.

“I am extremely pleased with the accomplishments and significant progress EPIQ Scripts has made in such a short period of time, since officially launching earlier in February,” commented Jacob Cohen, President and CEO of AMIH, who continued, “In just a little over three months, EPIQ Scripts has (i) assembled a fully equipped, staffed and operational pharmacy location occupying approximately 3,000 sq. ft., (ii) submitted its application with the Utilization Review Accreditation Commission (URAC), (iii) obtained its pharmacy license from the Texas State Board of Pharmacy, (iv) become a member of the NCPDP, and (v) received its National Provider Identifier (NPI) number. This has set the stage to allow EPIQ Scripts to focus on its business development and further its expansion initiatives into additional states across the U.S.”

“With our initial license from the Texas State Board of Pharmacy now in place, EPIQ Scripts will now turn its attention on securing pharmacy licenses and accreditations in the remaining 49 states across the U.S., so that we can attract and support telemedicine companies seeking to reach customers on a national level,” commented Sultan Haroon, Manager and Director of Operations of EPIQ Scripts. “Our goal is to eventually position EPIQ Scripts to compete with TruePill - the online pharmacy that provides fulfillment services to popular telemedicine companies such as Hims and Hers and GoodRx and was recently valued by TruePill at $1.6 billion  - and other online digital pharmacies as we seek to rapidly rollout our solutions in the sizeable telemedicine markets,” further commented Mr. Haroon.

About American International Holdings Corp.

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, affordable subscriber-based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to the proposed operations of EPIQ Scripts, the ability of EPIQ Scripts’ to obtain required licenses and accreditations, the timing of such licenses and accreditations, and limitations on its operations if such licenses and accreditations are not in place, and future projected revenues, customers, and results of operations of EPIQ Scripts; economic conditions, changes in the laws or regulations, demand for products and services of the Company; our limited operating history; our need for additional funding to support our operations, repay debt and expand our operations; the effects of COVID-19 on our operations and prospects, and the future effects of COVID-19 on us and our operations; impairments we may be required to assess in connection with our assets and goodwill; risks associated with our prior launch of a telehealth platform, including liability in connection therewith, funding needed to support such operations and other risks associated with the operations of the telehealth platform; disruptions to our operations or liabilities associated with future acquisitions; our ability to continue as a going concern; our dependence on our Chief Executive Officer, Jacob D. Cohen, and related party transactions affecting the Company; Mr. Cohen’s voting control over the Company; competition we face; our ability to maintain our varied operations, and service our indebtedness; material weaknesses in our controls and procedures; our ability to obtain and maintain adequate insurance; legal challenges and litigation; risks associated with national and global recessions and inflation; liability associated with our contracting operations; the terms of Mr. Cohen’s employment agreement; dilution caused by the conversion of outstanding notes, exercise of outstanding warrants, and future fund-raising activities; anti-dilution and favored nation provisions of our outstanding convertible notes and warrants; the price of, volatility in, and lack of robust trading market for, our common stock; meeting the listing standards and the Company’s ability to uplist on NASDAQ; and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations Contact

Frank Benedetto

(619) 915-9422